Exhibit 10.7

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Lior Ben Hur (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 8,251,516 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.          Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.          Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Name:/s/ Lior Ben Hur

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Borris Krasney (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 8,251,516 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.          Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.           Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Name:/s/ Borris Krasney

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Yorkstone Enterprises Ltd. (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 8,845,070 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.           Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.            Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Yorkstone Enterprises Ltd.

By: /s/ Yoram Gwach
Name: Yoram Gwach
Title:   Director

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Bunim Brimmer (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 6,998,082 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.           Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.            Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Name:/s/ Bunim Brimmer

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Sharon Brimmer (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 1,999,452 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.           Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.            Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Name:/s/ Sharon Brimmer

MBEACH SOFTWARE, INC.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is entered into as of July 13, 2010 by and between mBeach Software, a Florida corporation (the “Corporation”), and Inbar Brimmer (the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase shares of the Corporation’s common stock on the terms and provisions set forth herein,

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

1.           Grant of Option.  The Corporation hereby grants to Optionee the right (the “Option”) to purchase up to 999,726 shares of common stock of the Corporation at an exercise price per share equal to 25% less than volume weighted average closing price of a share of common stock of the Corporation for the five trading days prior to the exercise hereof.

2.           Vesting Schedule and Expiration. This Option shall be exercisable on the date hereof and expire on March 31, 2012.  During the exercise period, the Option may be exercised by the Optionee, in whole or in part, from time to time.  The Corporation agrees to maintain during such exercise period a sufficient number of shares (which may be authorized and unissued shares or issued shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee.

3.           Restrictions on Transferability of Options.  This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.  A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Board of Directors of the Corporation shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

4.           Exercise, Payment for and Delivery of Stock. This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of shares with respect to which the Option is exercised. Payment for shares may be made in cash.  An Optionee may purchase less than the total numbers of shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional shares.

               5.            Adjustments. In the event that there is any change in the shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee’s rights and of the value represented by the Options.  Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted.  In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation’s assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder’s Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

6.           Compliance with Laws and Regulations.  By accepting this Option, the Optionee represents and agrees for himself and his  transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to shares purchased upon any exercise of this  Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Board of Directors so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

No certificates for shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.  Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such shares and that, except to the extent the shares are so registered, the shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available.  Unless the shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such shares, the following statement:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available.

7.    Successors and Assigns.  The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

8.  Headings; Counterparts; Governing Law.  The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Florida applicable to contracts made and performed within the State of Florida.. The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the shares or as to the business, affairs, financial condition or prospects of the Corporation.

mBeach Software, Inc.

By: /s/ Yossi Biderman
Name: Yossi Biderman
Title:   President

Optionee

Name:/s/ Inbar Brimmer